UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure

On May 12, 2014, Intersections Inc. issued a press release announcing its results for the quarter ended March 31, 2014 and posted a First Quarter 2014 Investor Update and a reconciliation of certain non-GAAP measures on its website (www.intersections.com).  The text of the press release, the update and the reconciliation are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Press release dated May 12, 2014

99.2	Intersections Inc. First Quarter 2014 Investor Update

99.3	Reconciliation of Non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 13, 2014

INTERSECTIONS INC.

By:	/s/ Madalyn Behneman
Name:	Madalyn Behneman
Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 12, 2014

99.2	Intersections Inc. First Quarter 2014 Investor Update

99.3	Reconciliation of Non-GAAP Financial Measures